UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  December 22, 2021

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive offices and registrant's telephone number	IRS Employer Identification Number
1-36518	NEXTERA ENERGY PARTNERS, LP	30-0818558
700 Universe Boulevard
Juno Beach, Florida 33408
(561) 694-4000

State or other jurisdiction of incorporation or organization:  Delaware

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Units	NEP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On December 22, 2021, NextEra Energy Partners Acquisitions, LLC (NEP Acquisitions), an indirect subsidiary of NextEra Energy Partners, LP (NEP), completed the acquisition (the acquisition) of 100% of the Class A membership interests in Star Moon Holdings, LLC (Star Moon Holdings) pursuant to the previously announced purchase and sale agreement with NEP US SellCo, LLC, NEP US SellCo II, LLC (the seller) and ESI Energy, LLC, all of which are subsidiaries of NextEra Energy Resources, LLC (NEER), filed as Exhibits 2.1 and 2.2 to NEP's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021 (September 2021 Form 10-Q). The purchase price consisted of cash consideration of approximately $849 million, plus working capital and other adjustments of approximately $9 million (subject to certain post-closing adjustments) and NEP’s share of the entities’ noncontrolling interests related to differential membership investors of approximately $910 million. The cash purchase price was funded with cash on hand and approximately $396 million drawn under the existing revolving credit facility of NextEra Energy US Partners Holdings, LLC, which draw was subsequently repaid using the proceeds of the initial Class B funding defined below.

NEP’s indirect ownership interest in Star Moon Holdings represents an indirect 50% controlling ownership interest in wind generation facilities and solar generation facilities, some of which include solar storage, consisting of the following:

•White Mesa Wind, an approximately 501 megawatt (MW) wind generation facility located in Texas;
•Irish Creek Wind, an approximately 301 MW wind generation facility located in Kansas;
•Hubbard Wind, an approximately 300 MW wind generation facility located in Texas;
•Cool Springs Solar, an approximately 213 MW solar generation and 40 MW solar storage facility located in Georgia;
•Little Blue Wind, an approximately 251 MW wind generation facility located in Nebraska;
•Dodge Flat Solar, an approximately 200 MW solar generation and 50 MW solar storage facility located in Nevada;
•Elora Solar, an approximately 150 MW solar generation facility located in Tennessee;
•Quitman II Solar, an approximately 150 MW solar generation facility located in Georgia;
•Fish Springs Ranch Solar, an approximately 100 MW solar generation and 25 MW solar storage facility located in Nevada;
•Minco Wind Energy III, an approximately 107 MW wind generation facility located in Oklahoma;
•Ensign Wind Energy, an approximately 99 MW wind generation facility located in Kansas;
•Borderlands Wind, an approximately 99 MW wind generation facility located in New Mexico; and
•Quinebaug Solar, an approximately 49 MW solar generation facility located in Connecticut.

The wind and solar generation facilities listed above were under construction by NEER when the acquisition was announced. Three projects (Dodge Flat Solar, Elora Solar and Fish Springs Ranch Solar) remain under construction, and NEER has agreed to continue to manage the construction of such projects after the acquisition, at its own cost, and to contribute to those projects any capital necessary for the construction of the projects. If any of those projects do not achieve commercial operation by June 30, 2022, NEP Acquisitions will have the right to require the seller to repurchase the ownership interests in such projects for the same purchase price paid by NEP Acquisitions.

Following the acquisition, NEP Acquisitions contributed its ownership interest in Star Moon Holdings to NEP Renewables III, LLC (NEP Renewables III). Ownership interests in NEP Renewables III include Class A membership interests and Class B membership interests.

On December 28, 2021, NEP Renewables Holdings III, LLC (NEP Renewables Holdings III), an indirect subsidiary of NEP, issued and sold approximately 50% of the total non-controlling Class B membership interests in NEP Renewables III for approximately $408 million (the initial Class B funding) to an affiliate of Apollo Global Management, Inc. (Apollo) pursuant to the previously announced membership interest purchase agreement filed as Exhibit 2.3 to the September 2021 Form 10-Q. NEP Renewables III indirectly owns the membership interests purchased in the acquisition described above. NEP Renewables Holdings III retained 100% of the controlling Class A membership interest in NEP Renewables III, as well as the remaining Class B membership interests in NEP Renewables III which will be sold to Apollo at a final funding expected to occur by the end of the second quarter of 2022 (the final Class B funding). NEP will consolidate NEP Renewables III.

In connection with the initial Class B funding, the limited liability company agreement of NEP Renewables III was amended and restated (as so amended and restated, the LLC agreement). Under the LLC agreement, NEP, through its indirect ownership interests in NEP Renewables Holdings III, will receive 35% of NEP Renewables III’s cash distributions for the first ten years after closing of the initial Class B funding, and Apollo will receive 65%, except that, for the period between the initial Class B funding and the final Class B funding, NEP will receive 67.5% of NEP Renewables III’s cash distributions and Apollo will receive 32.5%. From the fifth to the tenth anniversary of the initial Class B funding, NEP has the option (the buyout right), subject to certain limitations, to periodically purchase Apollo's Class B membership interests in NEP Renewables III at a buyout price that implies a fixed pre-tax annual return of approximately 5.6% to Apollo (inclusive of all prior distributions). If exercised, NEP has the right to pay 100% of the buyout price in NEP non-voting common units, issued at the then-current market price of NEP common units, or cash (or a combination thereof), subject to limitations described in the LLC agreement. If certain minimum buyouts have not occurred following the sixth anniversary of the initial Class B funding, and in any event following the tenth anniversary of the initial Class B funding, Apollo's allocation of NEP Renewables III’s cash distributions with respect to the Class B membership interests that Apollo still owns will increase to 99%.

Following any exercise of the buyout right in which NEP issues non-voting common units, Apollo will have, among other rights, the right to receive pro rata quarterly cash distributions with respect to those NEP non-voting common units they own and the right, subject to certain limitations, to convert the NEP non-voting common units into NEP common units on a one-for-one basis. Under a registration rights agreement entered into at the initial Class B funding, NEP has agreed to provide Apollo with certain resale registration rights with respect to NEP common units issued upon conversion of NEP non-voting common units it may receive in a buyout.

Set forth below are responses to the applicable Items of Form 8-K that are implicated by the transactions described above.

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

The information set forth in the Explanatory Note of this Current Report on Form 8-K is incorporated by reference into this Item 1.01 and qualified in its entirety by the LLC agreement, which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

SECTION 2 - FINANCIAL INFORMATION

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in the Explanatory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events

The information set forth in the Explanatory Note of this Current Report on Form 8-K is incorporated by reference into this Item 8.01.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
10.1	Amended and Restated Limited Liability Company Agreement of NEP Renewables III, LLC, dated as of December 28, 2021
101	Interactive data files for this Form 8-K formatted in Inline XBRL
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  December 29, 2021

NEXTERA ENERGY PARTNERS, LP
(Registrant)

JAMES M. MAY
James M. May Controller and Chief Accounting Officer